VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 371

                   Investment Grade Municipal Trust, Series 11

                Supplement to the Prospectus dated March 25, 2002

         Notwithstanding anything to the contrary in the prospectus, any Managing Underwriter that purchases at least 500 Units of the Trust from the Sponsor on any single day during the initial offering period will be allowed a concession in connection with the distribution of such Units equal to the total concession allowed to such Managing Underwriter on Units underwritten on the Date of Deposit (exclusive of any portion of gain on the deposit of bonds shared with senior Underwriters).

Supplement Dated:  April 10, 2002                                      IGMTSPT11